Exhibit 10.3

WAIVER

This Waiver (the "Waiver") is made and entered into this 19th day of November, 2009 by and between AeroGrow International, Inc., a Nevada corporation (“Borrower”) Jack J. Walker, a resident of the state of Colorado (the “Limited Guarantor”), Jervis B. Perkins and H. MacGregor Clarke, both residents of the state of Colorado (collectively, the “Validity Guarantors”), and FCC, LLC, d/b/a First Capital, a Florida limited liability company (“Lender”).

WHEREAS, Lender and Borrower are parties to a certain Loan and Security Agreement, dated June 23, 2008, and all amendments thereto (the "Agreement") pursuant to which Lender makes loans and other extensions of credit to Borrower, which loans and extensions of credit are secured by security interests upon the Collateral; and

WHEREAS, Borrower is in default under the Agreement; and

WHEREAS, Borrower has requested that Lender waive such default and Lender is willing to do so on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           Definitions.  Capitalized terms used in this Waiver, unless otherwise defined herein, shall have the meaning ascribed to such term in the Agreement.

2.           Waiver of Certain Defaults.  Borrower hereby acknowledges and agrees that Borrower is in default under Section 6 of the Agreement and Item 21(a) of the Schedule to the Agreement as a result of Borrower’s failure to comply with the required fixed charge coverage ratio for September 30, 2009 (the “Existing Default”).  Lender hereby waives the Existing Default.  Lender hereby reserves its rights and remedies with respect to any Default other than the Existing Default.

3.            Conditions.  The effectiveness of this Waiver is subject to the following conditions precedent (unless specifically waived in writing by Lender):

(a)           Borrower shall have executed and delivered such other documents and instruments as Lender may require;

(b)           All proceedings taken in connection with the transactions contemplated by this Waiver and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel;

(c)           There shall have occurred no material adverse change in the business, operations, financial condition, profits or prospects of Borrower, or in the Collateral.

4.           Restatement of Representations.  Borrower hereby restates, ratifies and reaffirms each and every term, condition representation and warranty heretofore made by it under or in connection with the execution and delivery of the Waiver and the other Loan Documents as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Waiver and the Loan Documents with the exception of Section 4(a)(iv) of the Loan Agreement, which is hereby qualified by Borrower’s disclosure of the existence of an adversarial proceeding in bankruptcy court with Linens ‘N Things regarding a claim of preferential payment.

5.           No Other Changes.  Except as set forth herein, the Agreement shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligation of Borrower to Lender.

6.           Fees.   For and in consideration of the waiver of the Existing Default, Borrower agrees to pay to Lender a waiver fee in the amount of $10,000, which is a fee for the waiver of the Existing Default, not interest or charges for the use of money, and is due, payable, fully earned and non-refundable as of the date of this Waiver.

7.           No Defaults.  To induce Lender to enter into this Waiver, Borrower hereby represents and warrants that, as of the date hereof, and after giving effect to the terms hereof, there exists no other Default under the Agreement or any of the other Loan Documents.

8.           Release.  To induce Lender to enter into this Waiver, Borrower (a) acknowledges and agrees that no right of offset, defense, counterclaim, claim or objection exists in favor of Borrower against Lender arising out of or with respect to the Agreement, the other Loan Documents, the Obligations, or any other arrangement or relationship between Lender and Borrower, and (b) releases, acquits and forever discharges Lender, and Lender's officers, directors, agents, employees, successors and assigns, from all liabilities, claims, demands, actions or causes of action of any kind (if any there be), whether absolute or contingent, due or to become due, disputed or undisputed, liquidated or unliquidated, at law or in equity, or known or unknown, that any one or more of them now have or ever have had against Lender up to and including the date of this Waiver, whether arising under or in connection with the Agreement or otherwise.

9.           No Obligation for Future Changes.  Borrower acknowledges that (a) except as expressly set forth herein, Lender has not agreed to (and has no obligation whatsoever to discuss, negotiate or agree to) any restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents, (b) no understanding with respect to any other restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of Borrower and Lender, and (c) the execution and delivery of this Waiver has not established any course of dealing among the parties hereto or created any obligation or agreement of Lender with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the Obligations or any of the terms of the Loan Documents.

10.         Counterparts.  This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

11.         Successors and Assigns.  This Waiver shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

12.      Choice of Law.  This Waiver shall be governed by, and construed in accordance with, the laws of the State of Oklahoma, other than its laws respecting choice of law.

IN WITNESS WHEREOF, Borrower and Lender have caused this Waiver to be duly executed as of the date first above written.

AEROGROW INTERNATIONAL, INC.

By:/s/ Jervis B. Perkins
     Jervis B. Perkins, President and
     Chief Executive Officer

FCC, LLC, d/b/a First Capital

By:	/s/ Lee E. Elmore
Lee E. Elmore,
Senior Vice President

ACKNOWLEDGMENT AND AGREEMENT OF LIMITED GUARANTOR

The undersigned acknowledges the foregoing Waiver and agrees that the Limited Guaranty of Individual by the undersigned in favor of Lender dated January 1, 2009, as amended, remains in full force and effect, subject to no right of offset, claim or counterclaim.

                                                                                                 /s/ Jack J. Walker
                                                                                                 Jack J. Walker, Individually

ACKNOWLEDGMENT AND AGREEMENT OF VALIDITY GUARANTORS

The undersigned, Validity Guarantors in respect of the indebtedness of Borrower to Lender, hereby (a) acknowledge receipt of the foregoing Waiver; (b) consent to the terms and execution thereof; (c) acknowledge that the Obligations of Borrower under the Loan Agreement may have increased; (d) reaffirm their obligations to Lender pursuant to the terms of the Validity Agreement to which they are a party; and (e) acknowledge that Lender may amend, restate, extend, renew or otherwise modify the Loan Agreement and any indebtedness or agreement of Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under any Validity Agreement for all of each Borrower’s present and future indebtedness to Lender.

VALIDITY GUARANTORS

By:/s/ Jervis B. Perkins
     Jervis B. Perkins

By:/s/ H. MacGregor Clarke
     H. MacGregor Clarke